UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 240.14a-12

NORWOOD FINANCIAL CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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ANNUAL REPORT 2022 Strength. Security. Stability.

OUR TEAM IS COMMITTED TO BUILDING RELATIONSHIPS WITH OUR CUSTOMERS AND “ SERVING OUR COMMUNITIES. WE WILL HELP PEOPLE BUY THEIR FIRST HOMES AND PLAN FOR RETIREMENT. WE WILL HELP BUSINESSES START, CREATE JOBS, AND THRIVE. WE WILL CONTINUE TO GROW RESPONSIBLY. WHEN WE DO THESE THINGS RIGHT, OUR SHAREHOLDERS WILL BE REWARDED. I WANT TO THANK OUR SHAREHOLDERS FOR James O. Donnelly THE CONFIDENCE THEY HAVE PLACED IN    President and Chief Executive Officer US. WE HAVE DELIVERED AN EXCELLENT    PERFORMANCE THIS YEAR THANKS TO OUR TEAMS’ EFFORTS ACROSS OUR MARKET AREA.”    We are pleased to share with you the Company’s performance and achievements in this Annual Report.    For the year ended December 31, 2022, net income totaled a record level of $29,233,000, an increase of $4,318,000 from the $24,915,000 earned in the prior year. The increase includes a $3,084,000 increase in net interest income and a $3,300,000 reduction in the provision for loan losses. Earnings per share on a fully diluted basis were $3.58 compared to $3.05 for the year ended December 31, 2021. Our earnings for 2022 resulted in a return on average assets of 1.43%, and a return on average tangible equity of 19.25%, compared to 1.24% and 14.49%, respectively, for the year ended December 31, 2021. We also increased our cash dividend declared in the fourth quarter of 2022 to $0.29 per share, which represents a 3.6% increase compared to the fourth quarter of 2021. This makes 31 consecutive years of an increase in the Company’s cash dividend, a remarkable achievement. We believe 2022 was a very successful    year for the Company. I encourage you to read the Management’s Discussion and Analysis and the Financial Statement with Footnotes for a full report on our performance. 2022 was a year of positive change and progress for Wayne Bank, especially within our leadership team. The second quarter saw the retirement of Board Chairman of Norwood Financial Corp and Wayne Bank, William (“Bill”) W. Davis. Bill enjoyed a 60-year banking career and was named Director Emeritus upon his retirement. At the same time, Bank President and CEO, Lewis J. Critelli, retired and was appointed Chairman of the Board of Norwood Corp and Wayne Bank. Lew has served the banking industry for over 40 years, and we are privileged to continue to enjoy his outstanding leadership as our Board Chairman.    It was my honor and privilege to join Wayne Bank as President and CEO in May. I come to the job with over 30 years of banking experience, most recently with Bangor Savings Bank in the state of Maine. At Bangor, I served as Executive Vice President and Chief Commercial Officer

ANNUAL REPORT 2022

BankDirector 2022 BEST U.S. BANKS

$1 BILLION UP TO $5 BILLION

					Profitability				Capital Adequacy		Asset Quality		Total Shareholder Return		
Rank	Company Name	Ticker	State	Total Assets ($MM)	Core ROAA (%)	ROA Rank	Core ROAE (%)	ROE Rank	Tang Common Equity/ Tang Assets (%)	TCE Rank	NPAs ex TDRs / Loans & OREO (%)	NPA Rank	Total Return (%)	TSR Rank	Final Score
71	Norwood Financial Corp.*	NWFL	PA	2,069	1.25	47	12.37	58	8.61	65	0.18	31	3.3	115	316

*Had not adopted CECL as of Dec. 31, 2021

Source: Piper Sandler, S&P Global Market Intelligence, company reports and regulatory filings

RankingBanking uses five metrics to assess performance. Profitability is captured by return on equity and return on assets. Asset quality is represented by nonperforming assets. Capital adequacy is a function of a bank's tangible common equity ratio. Total shareholder return ranks performance by including price appreciation and dividends. Banks are scored on each of the five metrics. The scores are then merged into an overall score, which determines the ranking — the lower the score, the higher the rank. Data is based on calendar year 2021 results.

and have extensive leadership experience in the areas of commercial lending, retail and mortgage banking, credit, financial management, wealth management, and franchise growth through acquisition and market expansion. Joining this team and leading Wayne Bank is one of the best moves of my career. Our employees, directors, stockholders, and community members have made me feel welcome from the start and I am so thankful to have this opportunity to work with such an incredible group of people. 2022 was a strong performance year for the Bank financially with assets of over $2.0 billion, deposits totaling over $1.7 billion and loans at $1.5 billion. Our team is committed to building relationships with our customers and serving our communities. We will help people buy their first homes and plan for retirement. We will help businesses start, create jobs, and thrive. We will continue to grow responsibly. When we do these things right, our shareholders will be rewarded. I want to thank our shareholders for the confidence they have placed in us. We have delivered an excellent performance this year thanks to our teams' efforts across our market area.

We have had a number of exciting things happen this year. We are proud to have been ranked as one of the top 100 performing banks in the country by Bank Director magazine in 2022. Ranking number seventy-one,

SENIOR MANAGEMENT



(Pictured Left to Right): **William S. Lance,** Executive Vice President and Chief Financial Officer; **Steven Daniels,** Senior Vice President and Director of Consumer Banking; **Diane Wylam, Esq.,** Senior Vice President and Senior Trust Officer; **Vincent G. O'Bell,** Executive Vice President and Chief Lending Officer; **James O. Donnelly,** President and Chief Executive Officer; **Scott White**, President, Bank of Cooperstown; **John F. Carmody,** Executive Vice President and Chief Credit Officer; **Robert J. Mancuso,** Executive Vice President and Chief Operating Officer; and **Ryan J. French,** Senior Vice President and Director of Human Resources.

Wayne Bank was evaluated on its profitability, capital adequacy, asset quality, and total shareholder return within the $1 Billion to $5 Billion asset size level. We are very proud to have been included in this prestigious list of financial institutions. One of the year’s most exciting achievements was the relocation of the Bank’s Penn Yan Community Office during the fourth quarter. Wayne Bank is dedicated to reinvesting in the communities we serve and in November, the Penn Yan staff moved into their newly constructed Community Office. The new location offers customers off-street parking, enhanced visibility, drive-up banking and ATM facilities, a bike parking rack, and even a hitching post. The move has been well-received by customers and community members. In December, a grand opening ribbon cutting was held in conjunction with the Yates County Chamber Business After Hours event to celebrate. Community leaders, representatives from local businesses, and members of Wayne Bank’s Board of Directors and Executive Management Team were in attendance. Technology is always one of our top priorities and we offer a full suite of convenient digital banking services for our customers. Our goal is to make it easy to do your banking at any time of day and from nearly any location in the world. We continued to see usage increases over the year, and at the end of 2022, consumer and business Mobile Banking users totaled over 45,000, a 13.5% increase. Mobile Deposit Capture also increased by 7% to over 7,000 total users. We also added a new service in the second quarter with the launch of CardHub. CardHub    allows Mobile Banking users to easily access their debit cards at any time from the convenience of their mobile device. Additional features include instant alerts when the card is used, the ability to turn the card off if it is lost or stolen, and the option to create travel plan notifications. Customers can easily access CardHub right from their Mobile Banking platform, and many quickly signed up, with over 5,000 users now enjoying the benefits of the convenient service that puts these controls in the palm of your hand. Along with promoting the benefits of technology, is the additional responsibility to help protect our customers from fraud and to educate them on its red flags. In addition to the continued hard work and daily dedication of our robust in-house fraud team, Wayne Bank expanded our efforts in 2022 to teach our customers and communities about the dangers of phishing scams. We joined the American Bankers Association and more than 1,000 banks across the nation to promote an industry-wide campaign educating consumers about the persistent threat of phishing scams. The campaign, entitled #BanksNeverAskThat, used attention-grabbing humor, engaging short videos, and consumer tips which we shared on social media and in our Community Offices to highlight common phishing schemes. The campaign was well-received by all. The growth and prosperity of our organization has always been due to our outstanding employees, and we honored the dedication of those individuals who celebrated milestone years of service with Wayne Bank in 2022. Congratulations to John Carmody, Executive    NEW PENN YAN COMMUNITY OFFICE OPENING Bank of the Finger Lakes’ Penn Yan location moved into a newly constructed Community Office at 225 Main Street, Penn Yan, NY.

ANNUAL REPORT 2022

Vice President and Chief Credit Officer; Donna Weaver, Walton Community Office Assistant Manager; and Jill Hessling, Vice President and Wayne County Regional Manager for their remarkable 25 years of service. Adding employees celebrating twenty, fifteen, ten and five year anniversaries, the group represents 210 years of community banking excellence.

We also celebrated the retirement of Senior Vice President and New York Retail Market Manager, Dawnette Hotaling, after an outstanding 41-year career in banking. Dawnette was a key member of Wayne Bank's senior management team and played an instrumental role in our growth and expansion over recent years. We are so grateful for her contributions and know she is enjoying her well-deserved retirement.

The year's progress provided many opportunities for employee growth and numerous employees were promoted for their hard work and dedication. The most senior promotions included Vincent G. O'Bell to Executive Vice President and Chief Lending Officer, Steven R. Daniels to Senior Vice President and Director of Consumer Lending, Heidi Westfall to Senior Vice President and Retail Banking Market Manager, Kyle Ackart to Vice President and Commercial Loan Officer, Ron DePasquale to Vice President and Security and Facilities Officer, Annette Jurkowski to Vice President and Assistant BSA/Compliance Officer, Kristen E. Lancia to Vice President and Marketing Manager, and Christine Routledge to Vice President and Sullivan County Regional Manager. In addition, we strengthened the Company with several strategic new hires including Tiffany Schemitz Dzwieleski as a Wayne County Mortgage Loan Originator.

Over the year, we also continued our longstanding tradition of investing in our communities, by donating to hundreds of local schools, food banks, first responders, and neighborhood organizations. Our dedicated employees participated in numerous community events including parades, fundraising banquets, races, carnivals, baseball games, festivals, county fairs, and many more.

We truly appreciate the support and confidence of our shareholders. We thank you for your ownership interest in Norwood as we continue to work to enhance shareholder value. Please keep us in mind for all your financial needs.



James O. Donnelly
President and Chief Executive Officer

BOARD OF DIRECTORS



Lewis J. Critelli
Chairman of the Board



James O. Donnelly
President and CEO



Dr. Andrew A. Forte
Vice Chairman



Joseph W. Adams
Board Member



Susan Campfield
Board Member



Jeffrey S. Gifford
Board Member



Meg L. Hungerford
Board Member



Kevin M. Lamont
Board Member



Ralph A. Matergia, Esq.
Board Member



Alexandra K. Nolan
Board Member



Dr. Kenneth A. Phillips
Board Member



William W. Davis, Jr.
Director Emeritus

NOR W OOD F I N A N C I A L C O R P DIRECTORY OF OFFICERS NORWOOD FINANCIAL CORP Lewis J. Critelli. . . . . . . . . . . . . . . . . . . .. . . .Chairman of the Board Dr. Andrew A. Forte. . . . . . . . . . . . . Vice Chairman of the Board James O. Donnelly . . President & Chief Executive Officer, CEO WAYNE BANK Lewis J. Critelli. . . . . . . . . . . . . . . . . . . .. . . . . Chairman of the Board Dr. Andrew A. Forte . . . . . . . . . . . . . . . Vice Chairman of the Board James O. Donnelly . . . . . . . . President and Chief Executive Officer William S. Lance . . . . . . . . . . . . . . . . . . . ..Executive Vice President, Chief Financial Officer & Secretary John F. Carmody. . . .Executive Vice President, Chief Credit Officer Robert J. Mancuso . . . . . . . . . . . . . . . . . . .Executive Vice President, Chief Operating Officer Vincent G. O’Bell . . . . . . . . . . . . . . . . . . . .Executive Vice President, Chief Lending Officer Scott D. White . . . . . . . . . . . . . . . President, Bank of Cooperstown Steven R. Daniels . . . . . . . . . . . . . . . . . . . . . . Senior Vice President, Director of Consumer Lending Ryan J. French . . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President, Director of Human Resources Diane M. Wylam . . . . . .Senior Vice President, Senior Trust Officer Nancy A. Hart .. . . . . . . . . . . . . . . . . . . . . . . . Senior Vice President, Controller & Assistant Secretary Kara R. Suchy . . . . Senior Vice President, Director of Internal Audit Thomas A. Byrne . . . . . . . . . . . . . . . . . . . . . . ..Senior Vice President Joseph A. Castrogiovanni . . . . . . . . . . . . . . . .Senior Vice President Kenneth C. Doolittle . . . . . . . . . . . . . . . . . . . . .Senior Vice President Paul Dunda . . . . . . . . . . . . . . . . . . . . . . . . . . . ..Senior Vice President John P. Ford . . . . . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President Karen R. Gasper . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President Donna Gizenski . . . . . . . . . . . . . . . . . . . . .. . . .Senior Vice President James M. King . . . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President Julie R. Kuen . . . . . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President Linda D. Mader . . . . . . . . . . . . . . . . .. . . . . . . .Senior Vice President Barbara A. Ridd . . . . . Senior Vice President & Assistant Secretary Michael Rollison . . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President Michael G. Scaglione . . . . . . . . . . . . . .. . . . . .Senior Vice President Eli T. Tomlinson . . . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President John D. Veleber . . . . . . . . . . . . . . . . . . . . . . . .Senior Vice President Heidi Westfall . . . . . . . . . . . . . . .. . . . . . . . . . .Senior Vice President Kyla Ackart . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Gerald R. Arnese . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President John M. Baker . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Derek C. Bellinger . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Joshua Burden . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Paul A. Catan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Richard Connors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Francis E. Crowley . . . . . . . . . . . . . . . . . . . . . . . . .. . . . Vice President Pilar Cueva . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Ronald DePasquale . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Jillian E. Guenther . . . . . . . . . . . . .. . . . . . . . . . . . . . . . Vice President Amanda L. Hall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Jill A. Hessling . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Annette Jurkowski .. . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President John W. Karavis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President John E. Koczwara . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Paul J. Kosiba . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Kristen E. Lancia . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Kyle Liner . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . Vice President Gerry Moore . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Matthew Murphy . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Andrew B. Rice . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . Vice President Christine Routledge . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Briana J. Scholl . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Frank J. Sislo . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President Tanyia Vannatta . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Vice President NORWOOD INVESTMENT CORP James O. Donnelly . . . . . . . .President & Chief Executive Officer William S. Lance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Treasurer Scott C. Rickard . . . . . . . . . . Investment Executive, LPL Financial

ONTARIO
Geneva
YATES
Penn Yan
OTSEGO
Cooperstown
Oneonta
Franklin
Stamford
Roxbury
Walton
Hamden
Andes
DELAWARE
Roscoe
SULLIVAN
Callicoon
Liberty
Monticello
Wurtsboro
Lakewood
WAYNE
Waymart
Honesdale
Hawley
Clarks Summmit
LACKAWANNA
Central Scranton
Shohola
Milford
PIKE
Exeter
Hanover Township
LUZERNE
MONROE
Tannersville
Marshalls Creek
Stroud Mall
Effort

WAYNE COUNTY
Hawley, PA
Honesdale, PA
Lakewood, PA
Waymart, PA
Willow Avenue (Honesdale), PA

LACKAWANNA COUNTY
Central Scranton, PA
Clarks Summit, PA

MONROE COUNTY
Effort, PA
Marshalls Creek, PA
Stroud Mall (Stroudsburg), PA
Tannersville, PA

LUZERNE COUNTY
Hanover Township, PA
Exeter, PA

PIKE COUNTY
Milford, PA
Shohola, PA

DELAWARE COUNTY
Andes, NY
Franklin, NY
Hamden, NY
Roxbury, NY
Stamford, NY
Walton, NY

SULLIVAN COUNTY
Callicoon, NY
Liberty, NY
Monticello, NY
Roscoe, NY
Wurtsboro, NY

OTSEGO COUNTY
Cooperstown, NY
Oneonta, NY

ONTARIO COUNTY
Geneva, NY

YATES COUNTY
Penn Yan, NY

WWW.WAYNE.BANK BANKOFTHEFINGERLAKES.COM BANKOFCOOPERSTOWN.COM